UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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Crown Electrokinetics Corp.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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CROWN ELECTROKINETICS CORP.

11601 Wilshire Blvd., Suite 2240

Los Angeles, California 90025

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Monday, August 9, 2021 at 10:00 A.M. (PST)

TO THE STOCKHOLDERS OF CROWN ELECTROKINETICS CORP.:

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Crown Electrokinetics Corp. will be held on Monday, August 9, 2021, at 10:00 A.M. PST, at [   ], for the purposes of considering and acting on the following items:

1.	To elect five (5) persons to our Board of Directors, each to hold office until the 2022 annual meeting of stockholders and until their respective successors shall have been duly elected or appointed and qualify;

2.	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2022; and

3.	To hold an advisory vote on executive compensation.

The enclosed Proxy Statement includes information relating to these proposals. Additional purposes of the Annual Meeting are to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only holders of record of our common stock as of the close of business on June 29, 2021 are entitled to notice of, and to vote at, the Annual Meeting. The holders of at least a majority of our outstanding shares of voting stock entitled to vote and present in person or by proxy are required for a quorum. You may vote electronically through the Internet or by telephone. The instructions on your proxy card describe how to use these convenient services. Of course, if you prefer, you can vote by mail by completing your proxy card and returning it to us in the enclosed envelope.

By Order of the Board of Directors,

/s/ Douglas Croxall
Douglas Croxall
Chief Executive Officer

July __, 2021

Los Angeles, California

OUR BOARD OF DIRECTORS APPRECIATES AND ENCOURAGES YOUR PARTICIPATION IN OUR ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. ACCORDINGLY, PLEASE AUTHORIZE A PROXY TO VOTE YOUR SHARES BY INTERNET, TELEPHONE OR MAIL. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY, IF YOU WISH, AND VOTE IN PERSON. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THIS PROXY STATEMENT.

CROWN ELECTROKINETICS CORP.

11601 Wilshire Blvd., Suite 2240

Los Angeles, California 90025

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Monday, August 9, 2021 at 10:00 A.M. (PST)

ANNUAL MEETING AND PROXY SOLICITATION INFORMATION

General

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board of Directors”) of Crown Electrokinetics Corp., a Delaware corporation, for use at the Annual Meeting of Stockholders to be held on Monday, August 9, 2021, at 10:00 A.M. PST, at [   ], and at any postponements or adjournments thereof (the “Annual Meeting”). This Proxy Statement, the Notice of Annual Meeting of Stockholders and the accompanying proxy cards are being mailed to stockholders on or about July __, 2021.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on August 9, 2021: The Proxy Statement and the Annual Report to Shareholders are available at https://crownek.com. We encourage you to review all of the important information contained in the proxy materials contained herein or accessed via our website before voting.

Solicitation and Voting Procedures

Solicitation. The solicitation of proxies will be conducted by mail, and we will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the Annual Meeting to beneficial owners of our shares entitled to vote at the Annual Meeting. We may conduct further solicitation personally, telephonically, electronically or by facsimile through our officers, directors and regular employees, none of whom would receive additional compensation for assisting with the solicitation. We do not intend, but reserve the right, to use the services of a third party solicitation firm to assist us in soliciting proxies.

Voting. Stockholders of record may authorize the proxies named in the enclosed proxy cards to vote their shares in the following manner:

●	by mail, by marking the enclosed proxy card(s) applicable to you as the holder of shares of our common stock and/or our preferred stock, signing and dating it, and returning it in the postage-paid envelope provided;

●	by telephone, by dialing the toll-free telephone number 1-800-690-6903 from within the United States or Canada and following the instructions. Stockholders voting by telephone need not return the proxy card(s) applicable to them as the holder of shares of our common stock and/or our preferred stock; and

●	through the Internet, by accessing the World Wide Website address www.proxyvote.com. Stockholders voting by the Internet need not return the proxy card(s) applicable to them as the holder of shares of our common stock.

Revocability of Proxies. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised in the same manner in which it was given, or by delivering to Joel Krutz, the Chief Financial Officer of Crown Electrokinetics Corp., at 11601 Wilshire Blvd., Suite 2240, Los Angeles, California 90025, a written notice of revocation or a properly executed proxy bearing a later date, or by attending the Annual Meeting and giving notice of your intention to vote in person.

Voting Procedure. The presence at the Annual Meeting of a majority of our outstanding shares of voting stock entitled to vote and represented either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The close of business on June 29, 2021 has been fixed as the record date (the “Record Date”) for determining the holders of shares of our common stock entitled to notice of and to vote at the Annual Meeting. Each share of common stock outstanding on the Record Date is entitled to one vote on all matters.

As of the Record Date, there were [    ] shares of common stock outstanding, which shares were entitled to an aggregate of [   ] votes at the Annual Meeting. Under Delaware law, stockholders will not have appraisal or similar rights in connection with any proposal set forth in this Proxy Statement.

Votes will be tabulated by the persons appointed by the Board of Directors to act as inspectors of election for the Annual Meeting. Shares represented by a properly executed and delivered proxy will be voted at the Annual Meeting and, when instructions have been given by the stockholder, will be voted in accordance with those instructions. If no instructions are given, the shares will be voted FOR Proposal Nos. 1, 2 and 3, as applicable.

Abstentions and broker non-votes will each be counted as present for the purpose of determining whether a quorum is present at the Annual Meeting. Abstentions will have no effect on the outcome of the election of directors (Proposal No. 1) and the ratification of Marcum LLP as our independent registered public accounting firm (Proposal No. 2). Abstentions will be counted as a vote AGAINST the approval of the advisory vote to approve the compensation of our named executive officers (Proposal No. 3), but broker non-votes will have no effect on the outcome of the approval of the advisory vote to approve the compensation of our named executive officers (Proposal No. 3).

A broker non-vote occurs when a broker submits a proxy card with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker, bank, or other agent indicates on a proxy that it does not have discretionary authority to vote certain shares on a non-routine proposal, then those shares will be treated as broker non-votes. We believe that all proposals in this proxy statement, other than the ratification of the independent registered public accounting firm, are non-routine proposals; therefore, your broker, bank or other agent will only be entitled to vote on Proposal No. 2 at the Annual Meeting without your instructions.

On each matter properly presented for consideration at the Annual Meeting, holders of common stock will be entitled to one vote for each share of common stock held. Stockholders do not have cumulative voting rights in the election of directors.

Vote Required.

For the election of directors (Proposal No. 1), the nominees who receive a plurality of votes from the shares present in person or by proxy and entitled to vote at the Annual Meeting will be elected.

For the approval of the ratification of our independent registered public accounting firm (Proposal No. 2) and the approval of the advisory vote to approve the compensation of our named executive officers (Proposal No. 3), the vote of a majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting is required. Because your vote with respect to Proposal No. 3 is advisory, it will not be binding upon our Board of Directors.

If any other matters are properly presented for consideration at the Annual Meeting, the persons named in the enclosed proxy will have discretion to vote on those matters in accordance with their best judgment.

Householding. Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement or our annual report may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: Crown Electrokinetics Corp., 11601 Wilshire Blvd., Suite 2240, Los Angeles, California 90025, phone: (800) 674-3612, Attention: Chief Financial Officer. If you want to receive separate copies of our annual report and Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

Our Bylaws (the “Bylaws”) provide that the Board of Directors of our Company shall consist of not less than one (1) member and not more than fifteen (15) members, as fixed by the Board of Directors. Currently, the Board of Directors consists of seven (7) members.

At the Annual Meeting, five (5) directors are to be elected to serve until the 2022 annual meeting of our stockholders and until such directors’ respective successors are elected or appointed and qualify or until any such director’s earlier resignation or removal. The Board of Directors has nominated each of the persons listed below for election to the Board of Directors at the Annual Meeting. Each of the director nominees is currently a member of our Board of Directors.

Name	Age	Position	Director Since
Douglas Croxall	52	Chairman and Chief Executive Officer	2015
Edward Kovalik	46	President, Chief Operating Officer and Director	2020
Dr. DJ Nag(2)	53	Director	2020
Gary C. Hanna(1)(3)	63	Director	2021
Gizman I. Abbas(1)(2)	48	Director	2021

(1)	Member of Audit Committee.
(2)	Member of Compensation Committee.
(3)	Member of Governance and Nominating Committee.

If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the current Board of Directors or the proxy holders to fill such vacancy or for the balance of those nominees named without the nomination of a substitute, or the size of the Board of Directors may be reduced in accordance with our Bylaws.

Nominees

Douglas Croxall. Mr. Croxall is the Chief Executive Officer and Chairman of the Board of Directors of the Company. Prior to co-founding the Company, Mr. Croxall was the CEO and Chairman of the Board of Directors of Marathon Patent Group from November 2012 until December 2017. Mr. Croxall holds a BA degree from Purdue University and an MBA from Pepperdine University.

The Company’s Board of Directors believes that Mr. Croxall should continue to serve as a member of the Board of Directors due to his executive experience, and his financial, investment, and management experience, which will provide the requisite qualifications, skills, perspectives, and experience that make him well qualified.

Edward Kovalik has served as a member of the Company’s Board of Directors since December 2020. Since February 2021, Mr. Kovalik has been the Company’s President and Chief Operating Officer. Previously, Mr. Kovalik was the Chief Executive Officer of Unity National Financial Services, a minority owned boutique investment bank. He was also a co-Founder of Prairie Partners, a renewable energy investor in utility-scale solar and wind projects. Prior to Unity National, Mr. Kovalik was the co-Founder and, from April 2012 through October 2020, the Chief Executive Officer of KLR Group, a merchant bank focused on the Energy sector. Mr. Kovalik also served as the Chief Executive Officer of Seawolf and the President of KLR Energy Group, a special purpose acquisition company, both of which were portfolio companies of KRL. His expertise includes private and public offerings of debt and equity, M&A, and fund management. While at KLR, Mr. Kovalik led the creation of Rosehill Resources an independent Oil & Gas Company created through a merger of KLR’s SPAC with Tema Oil & Gas. Mr. Kovalik also led the creation of Seawolf Water, a premier provider of water solutions to the Oil & Gas industry, for which he also served as CEO. Prior to KLR, Mr. Kovalik served as the Head of Capital Markets at Rodman & Renshaw, the highest ranked PIPEs practice in the US from 2005-2011. He has served on multiple private and public boards of directors and is a member of NACD, the National Association of Corporate Directors.

The Company’s Board of Directors believes that Mr. Kovalik should continue to serve as a member of the Board of Directors due to his executive experience, and his financial, investment, and management experience, which will provide the requisite qualifications, skills, perspectives, and experience that make him well qualified.

Dr. DJ Nag has served as a member of the Company’s Board of Directors since July 2020. Dr. Nag is the Chief Investment Officer at Ventech Solutions, a healthcare technology company that manages quality data for the Center for Medicare and Medicaid Services (CMS). He has successfully led Ohio State University, Rutgers University and University of Nebraska’s technology transfer operations that included licensing, startup and investments. As an entrepreneur, he led a number of start-ups in the intellectual property strategy, artificial intelligence, and medical device space. As a consultant in patent monetization and intellectual property strategy, he has worked with many Fortune 500 companies, universities, and national governments. He was a Director of Ocean Tomo and a Vice President at ICAP Ocean Tomo, leading patent transaction markets. He was recognized as one of the top IP strategists by IAM300 in 2019. Dr. Nag was on the Board of the Association of University Technology Managers, Inc. (AUTM) from 2012 to 14, focused on educating the members around world on the importance of technology transfer and intellectual property. He is widely recognized as a global intellectual property strategist working with government and universities in Poland, Japan, India, Turkey, Brazil, South Korea, Ukraine and many other countries. Currently, he teaches intellectual property strategy and negotiations as a Professor of Practice at Rutgers University and a Visiting Professor at Shizuoka University. He volunteers as the first Executive-in-Residence at the Dublin City Schools, leading a startup academy for high school students and serves on the foundation board at the Dublin Methodist Hospital.

The Company’s Board of Directors believes that Dr. Nag should continue to serve as a member of the Board of Directors due to his executive, technological and intellectual property experience.

Gary C. Hanna has been a member of the Company’s Board of Directors since March 2021. Mr. Hanna served as the Chairman and Interim Chief Executive Officer of Rosehill Resources (NASDAQ: ROSE), a business combination between KLR Energy (NASDAQ: KLRE) (“KLR”) and TEMA Oil & Gas, from 2017 to 2020. From 2015 to 2017, Mr. Hanna was the Chairman, President and Chief Executive Officer of KLR. From 2009 until its sale in June 2014, Mr. Hanna was the Chairman, President and Chief Executive Officer of EPL Oil and Gas, Inc. (NYSE: EPL), a publicly-traded company that was acquired by Energy XXI for $2.3 Billion. Mr. Hanna has 40 years of management and board of director experience in the energy and service sectors, with a primary focus in the Permian, Mid-Continent and GOM regions, with additional experience internationally in Southeast Asia, Mexico and Barbados. Mr. Hanna received a Bachelor’s of Business Administration Degree from the University of Oklahoma.

The Company’s Board of Directors believes that Mr. Hanna should continue to serve as a member of the Board of Directors due to his executive and directorial experience.

Gizman I. Abbas has served as a member of the Company’s Board of Directors since March 2021. He is currently a Principal at Direct Invest Development, an impact-focused, sustainable real estate development company formed to mine value in disinvested urban communities. He has led natural resources investments and development operations for some of the world’s leading financial institutions, leaning on his combined expertise in finance and engineering. Mr. Abbas was a founding partners of the commodity business at Apollo Global Management (NYSE: APO), one of the largest private equity businesses in the world. Previously, he was a Vice President at The Goldman Sachs Group, Inc. (NYSE: GS), where he invested successfully in the power, bio-fuels, metals & mining, and agriculture sectors. Mr. Abbas began his finance career in the investment banking division at Morgan Stanley (NYSE: MS), having previously been a Senior Project Engineer on oil & gas construction projects for Exxon Mobil Corporation (NYSE: XOM) and a Co-Op Power Engineer at The Southern Company (NYSE: SO).

Mr. Abbas holds a Bachelor’s of Science degree in electrical engineering from Auburn University and a Master’s of Business Administration degree from Kellogg School of Management at Northwestern University.

The Company’s Board of Directors believes that Mr. Abbas should continue to serve as a member of the Board of Directors due to his executive, financial and investment experience.

The following information is submitted concerning the nominees for election as directors based upon information received by us from such persons:

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a plurality of the votes cast at the Annual Meeting, either in person or by proxy, is required for the election of a director. For purposes of the election of directors, abstentions and broker non-votes will have no effect on the result of the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS

VOTE “FOR” ALL OF THE NOMINEES NAMED IN PROPOSAL NO. 1.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the ownership of our common stock as of June 29, 2021 (the “Determination Date”) by: (i) each current director of our company and each director nominee; (ii) each of our Named Executive Officers; (iii) all current executive officers and directors of our company as a group; and (iv) all those known by us to be beneficial owners of more than five percent (5%) of our common stock.

Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC. Under these rules, beneficial ownership generally includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares that an individual or entity has the right to acquire beneficial ownership of within 60 days of the Determination Date, through the exercise of any option, warrant or similar right (such instruments being deemed to be “presently exercisable”). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock that could be issued upon the exercise of presently exercisable options and warrants are considered to be outstanding. These shares, however, are not considered outstanding as of the Determination Date when computing the percentage ownership of each other person.

To our knowledge, except as indicated in the footnotes to the following table, and subject to state community property laws where applicable, all beneficial owners named in the following table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Percentage of ownership is based on 14,882,741 shares of common stock outstanding as of the Determination Date. Unless otherwise indicated, the business address of each person in the table below is c/o Crown Electrokinetics Corp., at 11601 Wilshire Blvd., Suite 2240, Los Angeles, California 90025. No shares identified below are subject to a pledge.

Name of Beneficial Owner	Number of Shares and Nature of Beneficial Ownership(1)	Percent of Common Stock Outstanding(2)
Croxall Family Trust (3)	5,195,119	28.47%
Timothy Koch (4)	1,611,015	10.01%
Kaijiro Sato (5)	299,999	1.98%
Edward Kovalik (6)	99,999	*
Joel Krutz	0	*
Dr. DJ Nag (6)	33,333	*
Gary C. Hanna (6)	33,333	*
Gizman I. Abbas (6)	33,333	*
John Marchese (6)	33,333	*
Christopher Smith (6)	33,333	*
All directors and executive officers as a group (ten persons)	7,372,797	37.06%

*	Beneficial ownership of less than 1.0% is omitted.

(1)	A person is considered to beneficially own any shares: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days (such as through exercise of stock options or warrants). Unless otherwise indicated, voting and investment power relating to the shares shown in the table for our directors and executive officers is exercised solely by the beneficial owner or shared by the owner and the owner’s spouse or children.

(2)	Shares of our common stock issuable upon the conversion of our convertible preferred stock are deemed outstanding for purposes of computing the percentage shown above. In addition, for purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock that such person has the right to acquire within 60 days after the date of this prospectus. For purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days after the date of this prospectus is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership.

(3)	Includes options to purchase 3,365,672 shares of our common stock.

(4)	Includes options to purchase 1,211,015 shares of our common stock.

(5)	Includes options to purchase 233,333 shares of our common stock

(6)	Includes options to purchase 33,333 shares of our common stock

From time to time, the number of our shares held in the “street name” accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares of our common stock outstanding.

Biographical Information Concerning Executive Officers

Biographical information concerning our Chief Executive Officer and President and Chief Operating Officer, who also serve as members of our Board of Directors, is set forth above. Biographical information concerning our Chief Financial Officer, Chief Technology Officer and Co-President and Chief Marketing Officer is set forth below.

Joel Krutz is our Chief Financial Officer. Joel Krutz is an experienced executive in finance and operations, with a history in building and developing financial reporting. Most recently, Mr. Krutz had served as CFO for ViacomCBS Networks International (“VCNI”), the premium content companies international division since 2015. As CFO of VCNI, Mr. Krutz successfully steered the business through a transformational period of expansion, diversification, and growth. Prior to his role as CFO of VCNI, Mr. Krutz held a number of progressive London and New York based CFO and senior strategic finance roles for Viacom where he built and developed financial infrastructure to support businesses through a range of rapid growth, turnaround, and portfolio optimization challenges. Originally from New Zealand, Mr. Krutz received a Bachelor of Management Studies with an Accounting major from Waikato University, obtained his professional CIMA qualification from the UK’s Association of Chartered Management Accountants, and CTAMU certification from Harvard Business School’s Executive program.

Timothy Koch is our Chief Technology Officer. Prior to co-founding Crown, he was in charge of the R&D team at HP that invented electrokinetic (EK) technology. He has over 30 years of engineering and management experience in both technology development and product manufacturing. He holds a BS from Cornell University and a MS from Stanford University, both degrees in Material Science & Engineering. He has also completed an Executive Development Program from the Cornell University Johnson Graduate School of Management.

Kaijiro Sato has served as our Co-President and Chief Marketing Officer since February 2021. Mr. Sato is the founder of Kaizen Reserve, Inc., a venture capital advisory firm for corporations and family offices, helping align their existing assets with synergistic startups. He is also an investment fund advisor and former entrepreneur-in-residence to Hatch, a global startup accelerator focused on helping feed the world through sustainable aquaculture technologies. Previously, he was the chief innovation officer of Rubicon Resources. Prior to that, he spent several years as a co-founder and board member of FieldLevel. He has been a contributor to publications like Inc., Entrepreneur, and Huffpost. He has also spoken at an array of industry conferences, including SXSW. Kai is an independent board member of SportTechie, advises a range of startups, and serves as a mentor to various accelerators, including Techstars. He lives with his wife in Los Angeles, where they support scholarship programs dedicated to empowering disadvantaged youth through education. He was a Presidential Scholar at the University of Southern California, graduating from its Marshall School of Business.

Director’s Qualifications

In selecting a particular candidate to serve on our Board of Directors, we consider the needs of our company based on particular experiences, qualifications, attributes and skills that we believe would be advantageous for our Board members to have and would qualify such candidate to serve on our Board given our business profile and the environment in which we operate. The table below sets forth such experiences, qualifications, attributes and skills, and identifies the ones that each director nominee possess.

Attributes	Mr. Croxall	Mr. Kovalik	Dr. Nag	Mr. Hanna	Mr. Abbas
Financial Experience	X	X	X	X	X
Public Board Experience	X	X		X
Industry Experience	X		X
Scientific Experience		X	X		X
Commercial Experience	X	X
Corporate Governance Experience	X	X
Capital Markets Experience	X	X		X	X
Management Experience	X	X	X	X	X

Arrangements Regarding Director Nominations

There are no arrangements regarding the nomination of our directors.

Family Relationships

There are no familial relationships between any of our executive officers and directors.

Director or Officer Involvement in Certain Legal Proceedings

 Our directors and executive officers were not involved in any legal proceedings as described in Item 401(f) of Regulation S-K in the past ten years.

Independence of the Board of Directors

The Board of Directors utilizes NASDAQ’s standards for determining the independence of its members. In applying these standards, the Board considers commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others, in assessing the independence of directors, and must disclose any basis for determining that a relationship is not material. The Board has determined that the following five (5) director nominees, namely Dr. DJ Nag, Gary C. Hanna and Gizman I. Abbas, are independent directors within the meaning of the NASDAQ independence standards. In making these independence determinations, the Board did not exclude from consideration as immaterial any relationship potentially compromising the independence of any of the above directors.

 Meetings of the Board of Directors

The Board of Directors held six meetings during our 2021 fiscal year. During our 2021 fiscal year, all directors attended more than 75% of the aggregate number of meetings of the Board of Directors that were held during the time that they served as members of the Board of Directors. We do not have a formal policy regarding attendance by members of the Board of Directors at the annual meeting of stockholders, but we strongly encourage all members of the Board of Directors to attend our annual meetings and expect such attendance except in the event of extraordinary circumstances.

Committees of the Board of Directors

The Board of Directors has established and currently maintains the following three standing committees: the Audit Committee, the Compensation Committee, and the Governance and Nominating and Committee (the “G&NC”).

Currently, the Audit Committee consists of Mr. Hanna (Chair), Christopher Smith and Mr. Abbas, the Compensation Committee consists of Mr. Abbas (Chair), Dr. Nag and John Marchese, and the G&NC consists of Mr. Smith (Chair), Mr. Marchese and Mr. Hanna. It is anticipated that, following the Annual Meeting, each of the Audit Committee, Compensation Committee and G&NC will consist of Mr. Hanna, Mr. Abbas and Dr. Nag. Mr. Hanna will chair the Audit Committee, Mr. Abbas will chair the Compensation Committee and Dr. Nag will chair the G&NC. During the 2021 fiscal year, the Audit Committee held one meeting, the Compensation Committee held zero meetings, and the G&NC held zero meetings. All members of each standing committee during the 2021 fiscal year attended at least 75% of the meetings that were held during the periods when they served as members of such committee.

Audit Committee. Among other functions, the Audit Committee authorizes and approves the engagement of the independent registered public accounting firm, reviews the results and scope of the audit and other services provided by the independent registered public accounting firm, reviews our financial statements, reviews and evaluates our internal control functions, approves or establishes pre-approval policies and procedures for all professional audit and permissible non-audit services provided by the independent registered public accounting firm and reviews and approves any proposed related party transactions. The Board of Directors has determined that each of the current members of the Audit Committee is an independent director within the meaning of the NASDAQ independence standards and Rule 10A-3 promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, the Board of Directors has determined that Mr. Hanna qualifies as an Audit Committee Financial Expert under applicable SEC Rules and that each of the members of the Audit Committee satisfies the NASDAQ standards of financial literacy and financial or accounting expertise or experience.

Compensation Committee. The Compensation Committee’s functions include reviewing and approving the compensation and benefits for our executive officers, administering our equity compensation plans and making recommendations to the Board of Directors regarding these matters. Neither the Compensation Committee nor the Board of Directors retained any consultants to assist in the review and approval of the compensation and benefits for the executive officers of our company during our 2021 fiscal year. The Board of Directors has determined that each current member of the Compensation Committee is an independent director within the meaning of the NASDAQ independence standards.

Governance and Nominating Committee. The G&NC searches for and recommends to the Board of Directors potential nominees for director positions and makes recommendations to the Board of Directors regarding the size, composition and compensation of the Board of Directors and its committees. The Board of Directors has determined that each current member of the G&NC is an independent director within the meaning of the NASDAQ independence standards.

Selection of Board Candidates

In selecting candidates for the Board of Directors, the Board (or, as used throughout this section, the G&NC, as applicable) begins by determining whether the incumbent directors whose terms expire at the annual meeting of stockholders desire and are qualified to continue their service on the Board of Directors. If there are positions on the Board of Directors for which the Board will not be re-nominating an incumbent director, or if there is a vacancy on the Board of Directors, the Board will solicit recommendations for nominees from persons whom the Board believes are likely to be familiar with qualified candidates, including members of our Board of Directors and our senior management. The Board may also engage a search firm to assist in the identification of qualified candidates. The Board will review and evaluate those candidates whom it believes merit serious consideration, taking into account all available information concerning the candidate, the existing composition and mix of talent and expertise on the Board of Directors and other factors that it deems relevant. In conducting its review and evaluation, the Board may solicit the views of management and other members of the Board, and may conduct interviews of proposed candidates.

The Board generally requires that all candidates for the Board of Directors be of the highest personal and professional integrity and have demonstrated exceptional ability and judgment. The Board will consider whether such candidate will be effective, in conjunction with the other members of the Board of Directors, in collectively serving the long-term interests of our stockholders. In addition, the Board requires that all candidates have no interests that materially conflict with our interests and those of our stockholders, have meaningful management, advisory or policy making experience, have a general appreciation of the major business issues facing us and have adequate time to devote to service on the Board of Directors.

The Board will consider stockholder recommendations for nominees to fill director positions, provided that the Board will not entertain stockholder nominations from stockholders who do not meet the eligibility criteria for submission of stockholder proposals under Rule 14a-8 of Regulation 14A under the Exchange Act. Stockholders may submit written recommendations for nominees to the Board of Directors, together with appropriate biographical information and qualifications of such nominees as required by our Bylaws, to our Secretary following the same procedures as described in “Stockholder Communications” in this Proxy Statement. In order for a nominee for directorship submitted by a stockholder to be considered, such recommendation must be received by the Secretary by the time period set forth in our most recent proxy statement for the submission of stockholder proposals under Rule 14a-8 of Regulation 14A under the Exchange Act. The Secretary shall then deliver any such communications to the Chairman of the Board of Directors or the G&NC, as applicable. The Board of Directors will evaluate stockholder recommendations for candidates for the Board of Directors using the same criteria as for other candidates, except that the Board may consider, as one of the factors in its evaluation of stockholder recommended candidates, the size and duration of the interest of the recommending stockholder or stockholder group in our equity.

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors is currently chaired by Mr. Croxall, who also serves as our Chief Executive Officer, having been engaged in such roles since the Company’s inception. The Board does not believe that it is appropriate to prohibit one person from serving as both Chairman of the Board and Chief Executive Officer. Our Board will continually evaluate our leadership structure and could in the future decide to separate the Chairman and Chief Executive Officer positions if it believes that doing so would serve the best interests of our company and its stockholders.

The Board of Directors has not named a lead independent director. However, to strengthen the voice of our independent directors, we provide that such directors meet on a regular basis, and we have provided that all of the members of the Audit Committee, the Compensation Committee and the G&NC are independent.

Our Board of Directors and the Audit Committee thereof is responsible for overseeing the risk management processes on behalf of our company. The Board and, to the extent applicable, the Audit Committee, receive and review periodic reports from management, auditors, legal counsel and others, as considered appropriate regarding our company’s assessment of risks. Where applicable, the Audit Committee reports regularly to the full Board of Directors with respect to risk management processes. The Audit Committee and the full Board of Directors focus on the most significant risks facing our company and our company’s general risk management strategy, and also ensure that risks undertaken by our company are consistent with the Board’s appetite for risk. While the Board oversees the risk management of our company, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our company and that our Board leadership structure supports this approach.

Stockholder Communications

All stockholder communications must: (i) be addressed to our Secretary or Board of Directors at our address; (ii) be in writing in print and delivered in person or by first class United States mail postage prepaid or by reputable overnight delivery service; (iii) be signed by the stockholder sending the communication; (iv) indicate whether the communication is intended for the entire Board of Directors, a committee thereof, or the independent directors; (v) if the communication relates to a stockholder proposal or director nominee, the name and address of the stockholder, the number of shares and class of held by the stockholder, any voting rights with respect to shares not beneficially owned and other ownership or voting interests in our shares, whether economic or otherwise, the length of time such shares have been held, and the stockholder’s intention to hold or dispose of such shares, provided that we will not entertain shareholder proposals or shareholder nominations from shareholders who do not meet the eligibility and procedural criteria for submission of shareholder proposals under Rule 14a-8 of Regulation 14A under the Exchange Act; and (vi) if the communication relates to a director nominee being recommended by the stockholder, must include appropriate biographical information of the candidate as is required by our Bylaws.

Upon receipt of a stockholder communication that is compliant with the requirements identified above, the Secretary shall promptly deliver such communication to the appropriate member(s) of the Board of Directors or committee member(s) identified by the stockholder as the intended recipient of such communication by forwarding the communication to either the chairman of the Board of Directors with a copy to the Chief Executive Officer, the chairman of the applicable committee, or to each of the independent directors, as the case may be.

The Chief Executive Officer may, in his sole discretion and acting in good faith, provide copies of any such stockholder communication to any one or more of our directors and executive officers, except that in processing any stockholder communication addressed to the independent directors, the Chief Executive Officer may not copy any member of management in forwarding such communications. In addition, the Chief Executive Officer may, in his sole discretion and acting in good faith, not forward certain items if they are deemed of a commercial or frivolous nature or otherwise inappropriate for consideration by the intended recipient and any such correspondence may be forwarded elsewhere in our company for review and possible response.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Approval for Related Party Transactions

It is our practice and policy to comply with all applicable laws, rules and regulations regarding related-person transactions. Our Code of Ethics and Business Conduct requires that all employees, including officers and directors, disclose to the Chief Executive Officer the nature of any company business that is conducted with any related party of such employee, officer or director (including any immediate family member of such employee, officer or director, and any entity owned or controlled by such persons). If the transaction involves an officer or director of our company, the Chief Executive Officer must bring the transaction to the attention of the Audit Committee, which must review and approve the transaction in advance. In considering such transactions, the Audit Committee takes into account the relevant available facts and circumstances.

Related Party Transactions

We have not engaged in any related party transactions in the last three years.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have appointed Marcum LLP (“Marcum”) to serve as our independent registered public accounting firm for the fiscal year ending March 31, 2022. Marcum has served as our independent registered public accounting firm since 2017.

In the event that ratification of this appointment of independent registered public accounting firm is not approved by the affirmative vote of a majority of votes cast on the matter, then the appointment of our independent registered public accounting firm will be reconsidered by us.

Your ratification of the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending March 31, 2022 does not preclude us from terminating our engagement of Marcum and retaining a new independent registered public accounting firm, if we determine that such an action would be in our best interest.

The following table sets forth the fees billed to us for professional services rendered by Marcum for the years ended March 31, 2021 and 2020:

SERVICES	2021	2020
Audit fees	$146,000	$152,264
Audit-related fees	-	-
Tax fees	31,242	5,745
All other fees	88,138	24,134
Total fees	$265,380	$182,143

(1) Audit Fees – Audit fees consist of fees billed for the audit of our annual financial statements and the review of the interim consolidated financial statements.

(2) Audit-Related Fees – These consisted principally of the aggregate fees related to audits that are not included Audit Fees.

(3) Tax Fees – Tax fees consist of aggregate fees for tax compliance and tax advice, including the review and preparation of our various jurisdictions’ income tax returns.

Pre-Approval Policies and Procedures

The Audit Committee has the authority to appoint or replace our independent registered public accounting firm (subject, if applicable, to stockholder ratification). The Audit Committee is also responsible for the compensation and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent registered public accounting firm was engaged by, and reports directly to, the Audit Committee.

The Audit Committee pre-approves all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act and Rule 2-01(c)(7)(i)(C) of Regulation S-X, provided that all such excepted services are subsequently approved prior to the completion of the audit. We have complied with the procedures set forth above, and the Audit Committee has otherwise complied with the provisions of its charter.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a majority of the shares present at the Annual Meeting and entitled to vote, either in person or by proxy, is required for approval of Proposal No. 2. For purposes of the ratification of our independent registered public accounting firm, abstentions and broker non-votes will have no effect on the result of the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS

VOTE “FOR” PROPOSAL NO. 2.

PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are providing stockholders an advisory vote on executive compensation. This nonbinding vote is required under Section 14A of the Exchange Act. We intend to seek an advisory vote on executive compensation annually.

The section entitled “Executive Compensation” describes the compensation of our principal executive officers and our other most highly compensated executive officers during the 2021 fiscal year. Such executive officers are referred to in this Proposal No. 3 as our named executive officers.

Our Board of Directors believes that the policies, procedures and compensation articulated in the “Executive Compensation” section of this proxy statement were appropriate for our company with respect to our 2021 fiscal year, and that the compensation of our named executive officers in 2021 reflects and supports these compensation policies and procedures.

We are asking our stockholders to indicate their support at the Annual Meeting for the compensation of our named executive officers as described in this proxy statement. This vote is intended to provide an overall assessment of our policies and procedures relating to the compensation of our named executive officers with respect to our 2021 fiscal year, rather than focus on any specific item of compensation. Further, in evaluating this proposal, we note that: (i) one of our Named Executive Officers for the 2021 fiscal year, namely Phil Anderson, our former Chief Financial Officer, resigned from his position with the Company on June 21, 2021; and (ii) Joel Krutz, our current Chief Financial Officer since June 21, 2021 did not receive any compensation during the 2021 fiscal year.

Accordingly, we are recommending that our stockholders vote FOR the following resolution:

RESOLVED, that the stockholders of Crown Electrokinetics Corp. approve, on an advisory basis, the compensation of the named executive officers of Crown Electrokinetics Corp., as disclosed in this proxy statement for the 2021 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K with respect to our 2021 fiscal year, including, as applicable, the Summary Compensation Table and the other related tables and disclosures contained in the section of this proxy statement captioned “Executive Compensation”.

This advisory vote on executive compensation, commonly referred to as a ‘say-on-pay’ advisory vote, is not binding on our Board of Directors. However, our Board of Directors will take into account the result of the vote when determining future executive compensation arrangements.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a majority of the shares present at the Annual Meeting, either in person or by proxy, and entitled to vote, is required for approval of this Proposal No. 3. Because your vote is advisory, it will not be binding upon our Board of Directors. For purposes of the approval of Proposal No. 3, abstentions will have the same effect as a vote against this proposal, and broker non-votes will have no effect on the result of the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS

VOTE “FOR” PROPOSAL NO. 3.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of Directors, on behalf of the Board of Directors, serves as an independent and objective party to monitor and provide general oversight of the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, the performance of the independent registered public accounting firm, the compliance by us with legal and regulatory requirements and our standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee Charter.

Our management is responsible for preparing our financial statements and our financial reporting process. Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee’s responsibility is to administer and oversee these processes.

The Audit Committee met with the independent registered public accounting firm, with and without management present, to discuss the audit plan, the results of their examinations, and the overall quality of our financial reporting.

In this context, the Audit Committee has reviewed and discussed the audited financial statements for the year ended March 31, 2021 with management and with the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, which includes, among other items, matters related to the conduct of the audit of our annual financial statements.

The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the issue of its independence from us and management. In addition, the Audit Committee has considered whether the provision of any non-audit services by the independent registered public accounting firm in fiscal year 2021 is compatible with maintaining the registered public accounting firm’s independence and has concluded that it is.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended March 31, 2021.

Respectfully,

Gary C. Hanna, Chairman
Christopher Smith
Gizman I. Abbas

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information regarding compensation earned during fiscal 2021 and 2020 by our principal executive officers and our other most highly compensated executive officers as of the end of the 2021 fiscal year (“Named Executive Officers”).

	Annual Compensation					Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary		Bonus	Other Compensation	Options	Restricted Stock Awards
Douglas Croxall	2021		$168,750	$-	$870,000	$2,930,925		$8,418,573
Chief Executive Officer	2020	$		$-	$310,000	$-		$2,050,000

James Douvikas	2021		$145,000	$-	$-	$647,534	$
Former Chief Business Development Officer	2020		$178,542	$-	$-	$-		$656,000

Timothy Koch	2021		$180,000	$-	$-	$887,534	$
Chief Technology Officer	2020		$180,000	$-	$-	$-		$656,000

Phil Anderson	2021		$125,000	$-	$-	$1,079,615		$-
Former Chief Financial Officer	2020		$-	$-	$-	$-		$-

Edward Kovalik	2021		$58,250	$-	$15,400	$65,210		$2,196,000
President and Chief Operating Officer	2020		$-	$-	$-	$-		$-

Kaijiro Sato	2021		$-	$-	$210,000	$102,658		$1,896,000
Co-President and Chief Marketing Officer	2020		$-	$-	$-	$-		$-

Narrative Disclosures Regarding Compensation; Employment Agreements

We have entered into employment agreements with four of our Named Executive Officers. The terms and conditions of each of the foregoing arrangements are summarized below.

Doug Croxall Agreement

On June 16, 2021, we entered into an employment agreement with Doug Croxall, our Chief Executive Officer. Pursuant to the agreement, Mr. Croxall will serve as our Chief Executive Officer for a period of two years, which will automatically extend for successive 12 month periods unless terminated by either us or Mr. Croxall. Mr. Croxall will receive an annual base salary of $675,000. Mr. Croxall will also be entitled to an annual discretionary bonus based upon certain performance targets established by our Board of Directors, as well as annual awards under our long-term incentive plan, upon the terms and conditions established by our Board of Directors. Additionally, upon successfully securing funding of $15 million or more from the public offering of our common stock, Mr. Croxall is entitled to receive 1,061,905 restricted shares of our common stock and a one-time bonus of $400,000. The award of restricted stock as set forth above is subject to Mr. Croxall’s execution of a restricted stock agreement called for by the 2020 Long-Term Incentive Plan with one-time vesting of the shares to be 12 months from the effective date thereof, subject to the terms of the 2020 Long-Term Incentive Plan.

Edward Kovalik Agreement

On February 20, 2021, we entered into an employment agreement with Edward Kovalik, our President and Chief Operating Officer. Pursuant to the agreement, Mr. Kovalik will serve as our President and Chief Operating Officer for a period of two years, which will automatically extend for successive 12 month periods unless terminated by either us or Mr. Kovalik. Mr. Kovalik will receive an annual base salary of $550,000. Mr. Kovalik will also be entitled to an annual discretionary bonus based upon certain performance targets established by our Board of Directors, as well as annual awards under our 2020 Employee Incentive Plan (or any successor thereto), upon the terms and conditions established by our Board of Directors. In addition, Mr. Kovalik received a sign-on bonus of 400,000 restricted stock awards, which vest in equal monthly installments over a period of 36 months, pursuant to the Company’s long-term incentive plan, and a relocation bonus of $120,000.

Kaijiro Sato Agreement

On April 19, 2021, we entered into an agreement with Kaizen Reserve, Inc., Mr. Sato’s wholly-owned entity. Pursuant to the agreement, Mr. Sato will serve as our Co-President and Chief Marketing Officer. Mr. Sato will receive an annual base salary of $550,000, plus an annual bonus payable at our sole discretion based on performance targets to be established by our Board of Directors. In addition, Mr. Sato received a sign-on bonus of 400,000 restricted stock awards, which vest in equal monthly installments over a period of 36 months, pursuant to our long-term incentive plan.

Joel Krutz Employment Agreement

On June 21, 2021, we entered into an employment agreement with Joel Krutz to serve as our Chief Financial Officer. Pursuant to the agreement, Mr. Krutz will serve as our Chief Financial Officer for a period of two years, which will automatically extend for successive 12 month periods unless terminated by either us or Mr. Krutz. Mr. Krutz will receive an annual base salary of $360,000. Mr. Krutz will also be entitled to an annual discretionary bonus based upon certain performance targets established by our Board of Directors, as well as annual awards under our long-term incentive plan, upon the terms and conditions established by our Board of Directors. We have also agreed to award Mr. Krutz 400,000 restricted shares of our common stock and a relocation payment of $60,000. The award of restricted stock is subject to Mr. Krutz’s execution of a restricted stock agreement called for by the 2020 Long-Term Incentive Plan and will vest in equal monthly installments over a period of 36 months.

Outstanding Equity Awards at Fiscal Year End

2021 Outstanding Equity Awards at Fiscal Year-end Table

The following table sets forth information regarding the outstanding equity awards held by our Named Executive Officers as of the end of our 2021 fiscal year:

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)	(#)	($)
Doug Croxall	166,667	-	166,667	0.15	2.28.2028	-	-	-	-
Doug Croxall	250,000	-	250,000	1.20	1.17.2029	-	-	-	-
Doug Croxall	1,083,333	-	1,083,333	2.25	4.13.2030	-	-	-	-
Doug Croxall	1,421,967	-	1,421,967	3.60	12.30.2025	-	-	-	-
Doug Croxall	430,556	-	430,556	1.20	12.30.2025	-	-	-	-
Tim Koch	244,000	-	244,000	0.15	2.28.2028	-	-	-	-
Tim Koch	50,000	-	50,000	1.20	1.17.2029	-	-	-	-
Tim Koch	320,000	-	320,000	2.25	4.13.2030	-	-	-	-
Tim Koch	597,015	-	597,015	3.60	12.30.2030	-	-	-	-
Phil Anderson	744,644	-	744,644	3.00	9.15.2030	-	-	-	-
Kai Sato	166,667	-	166,667	2.25	4.1.2030	355,556	$1,685,335	-	-
Kai Sato	66,667	-	66,667	2.25	7.6.2030	-	-	-	-
Edward Kovalik	33,333	-	33,333	4.50	12.1.2030	355,556	$1,220,000	-	-

Option Re-pricings

On December 30, 2020, the Company granted 3,046,553 options to purchase shares of its common stock to its officers, in exchange for 1,366,667 shares of vested and non-vested restricted common shares. The options vested on the 90-day anniversary of the grant date.

Compensation of Directors

2021 Director Compensation Table

The following Director Compensation Table sets forth information concerning compensation for services rendered by our independent directors for fiscal year 2021.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Dr. DJ Nag (2)	$18,000		$78,717	$	$96,717

John Marchese (3)	12,000		91,407		103,407

Christopher Smith (4)	13,650		91,407		105,057

Gary C. Hanna (5)	4,333		86,478		90,811

Gizman I. Abbas (6)	4,333		86,478		90,811

Marc Abrams (7)	-		52,527		52,527

Total:	$52,316		$487,015		$539,331

(1)	Represents the aggregate grant date fair value under FASB ASC Topic 718 of options to purchase shares of our common stock granted during fiscal year 2021.
(2)	Dr. Nag was appointed to serve as a member of the Board of Directors in July 2020. Dr. Nag held options to purchase 50,000 shares of our common stock.
(3)	Mr. Marchese was appointed to serve as a member of the Board of Directors in December 2020. Mr. Marchese held options to purchase 50,000 shares of our common stock.
(4)	Mr. Smith was appointed to serve as a member of the Board of Directors in December 2020. Mr. Smith held options to purchase 50,000 shares of our common stock.
(5)	Mr. Hanna was appointed to serve as a member of the Board of Directors in March 2021. Mr. Hanna held options to purchase 47,222 shares of our common stock.
(6)	Mr. Abbas was appointed to serve as a member of our Board of Directors in March 2021. Mr. Abbas held options to purchase 47,222 shares of our common stock.
(7)	Mr. Abrams was appointed to serve as a member of our Board of Directors in July 2020. Mr. Abrams held options to purchase 33,333 shares of our common stock. Mr. Abrams resigned as a member of our Board of Directors on January 19, 2021.

Mr. Croxall and Mr. Kovalik have not been included in the Director Compensation Table because they are Named Executive Officers of our company, and all compensation paid to them during our 2021 fiscal year is reflected in the Summary Compensation Table above.

Director Compensation Program

Directors who are employees of our company or of any of our subsidiaries receive no additional compensation for serving on our Board of Directors or any of its committees. All directors who are not employees of our company or of any of our subsidiaries are compensated at the rate of $12,000 per quarter. The Lead Independent Director receives a quarterly premium of $1,500 and Committee Chairs $1,000. All directors who are not employees are eligible for annual equity compensation of $75,000 payable in shares of common stock.

Equity Compensation Plan Information

On December 16, 2020, we adopted our 2020 Long-Term Incentive Plan (the “2020 Plan”). Under the 2020 Plan, there are 5,333,333 shares of our common stock available for issuance and the 2020 Plan has a term of 10 years. The available shares in the 2020 Plan will automatically increase on the first trading day in January of each calendar year during the term of this Plan, commencing with January 2021, by an amount equal to the lesser of (i) five percent (5%) of the total number of shares of common stock issued and outstanding on December 31 of the immediately preceding calendar year, (ii) 1,000,000 shares of common stock or (iii) such number of shares of common stock as may be established by our Board of Directors.

We grant equity-based compensation under our 2016 Equity Incentive Plan (the “Plan”). The Plan allows us to grant incentive and nonqualified stock options, and shares of restricted stock to our employees, directors and consultants. On June 14, 2019, our Board of Directors approved increasing the number of shares allocated to our 2016 Equity Incentive Plan from 5,500,000 to 7,333,333.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options	(b) Weighted-Average Exercise Price of Outstanding Options	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	10,538,708	N/A	2,102,959
Equity compensation plans not approved by security holders	-	N/A	-
Total	10,538,708	N/A	2,102,959

SUBMISSION OF STOCKHOLDER PROPOSALS

We intend to hold our 2022 annual meeting of stockholders (the “2022 Annual Meeting”) in August 2022. To be considered for inclusion in our notice of annual meeting and proxy statement for, and for presentation at, the 2022 Annual Meeting, a stockholder proposal must be received by the Secretary, Crown Electrokinetics Corp., 11601 Wilshire Blvd., Suite 2240, Los Angeles, California 90025, no later than March 14, 2022, and must otherwise comply with applicable rules and regulations of the SEC, including Rule 14a-8 of Regulation 14A under the Exchange Act.

Our Bylaws require advance notice of any proposal by a stockholder intended to be presented at an annual meeting that is not included in our notice of annual meeting and proxy statement because it was not timely submitted under the preceding paragraph, or made by or at the direction of any member of the Board of Directors, including any proposal for the nomination for election as a director. To be considered for such presentation at the 2022 Annual Meeting, any such stockholder proposal must be received by the Secretary, Crown Electrokinetics Corp., no earlier than May 11, 2022 and no later than June 10, 2022, provided, that if the 2022 Annual Meeting is scheduled to be held on a date more than 30 days before or after the anniversary date of the 2021 annual meeting of stockholders, a stockholder’s proposal shall be timely if delivered to, or mailed to and received by, the Board of Directors of our company not later than the close of business on the fifth day following the day on which public announcement of the date of the 2022 Annual Meeting is first made by us, and in any case discretionary authority may be used if such proposal is untimely submitted.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities (“Reporting Persons”), to file reports of ownership and changes in ownership with the SEC. Based solely on our review of the reports filed by Reporting Persons, and written representations from certain Reporting Persons that no other reports were required for those persons, we believe that, during the year ended March 31, 2021, the Reporting Persons met all applicable Section 16(a) filing requirements.

OTHER MATTERS

We will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2021, as filed with the SEC, including the financial statements. Requests for copies of such Annual Report on Form 10-K should be directed to Crown Electrokinetics Corp., 11601 Wilshire Blvd., Suite 2240, Los Angeles, California 90025, Attn: Chief Financial Officer.

Our Board of Directors does not know of any other matters that are to be presented for action at the Annual Meeting. If any other matters are properly brought before the Annual Meeting or any adjournments thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their best judgment.

It is important that the proxies be returned promptly and that your shares are represented at the Annual Meeting. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

By order of the Board of Directors,

Douglas Croxall
Chief Executive Officer

July __, 2021

Los Angeles, California